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                                                                 Exhibit 10.80


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE A MAXIMUM OF
                        98,182 SHARES OF COMMON STOCK OF
                              HELPMATE ROBOTICS INC.
                             (Void after May 4, 2006)

     This certifies that Leasing Technologies International, Inc., its nominees, successors or assigns (the "Holder"), for value received, is entitled to purchase from HelpMate Robotics Inc., a Connecticut corporation (the "Company"), a maximum of 98,182 fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at a price of $1.2375 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Eastern time) on May 6, 2006, (the "Expiration Date"), upon surrender to the Company at its principal office at Shelter Rock Lane, Danbury, CT 06810-8159 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

     This Warrant is subject to the following terms and conditions:

     1. Exercise; Issuance of Certificates; Payment of Shares. (a) Unless an election is made pursuant to clause (b) of this Section 1, this Warrant is exercisable at the option of the Holder of record hereof, at any time or from time to time, up to the Expiration Date for all and any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder, for the Stock Purchase Price multiplied by the number of shares to be purchased. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Except as provided in clause (b) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and

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shall be registered in the name of such Holder or such other name as shall be designated by such Holder.

     (b) The Holder, in lieu of exercising this Warrant by the payment of the Stock Purchase Price pursuant to clause (a) of this Section 1, may elect, at any time on or before the Expiration Date, to receive that number of shares of Common Stock equal to the quotient of: (i) the difference between
(A) the Per Share Price (as hereinafter defined) of the Common Stock, less
(B) the Stock Purchase Price then in effect, multiplied by the number of shares of Common Stock the Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant) over (ii) the Per Share Price.

     (c) For purposes of clause (b) of this Section 1, "Per Share Price" means the greater of (A) the average of the closing bid and asked prices of the Company's Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of the Holder's election hereunder or if applicable, (B) the gross sales price of one share of the Company's Common Stock pursuant to a registered public offering or that amount which shareholders of the Company will receive for each share of Common Stock pursuant to a registered public offering or that amount which shareholders of the Company will receive for each share of Common Stock pursuant to a merger, reorganization or sale of assets. If the Company's Common Stock is not quoted by NASDAQ or listed on an exchange, the Per Share Price of the Common Stock shall be determined in good faith by the Company's Board of Directors.

     2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. The Company will not take any action which would result in any adjustment (pursuant to Section 3 hereof) of the Stock Purchase Price if the total number of shares of Common Stock issuable after such action, together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     3. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time upon the occurrence of certain events described in this Section 3. Upon each

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adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2  Dividends in Common Stock, Other Stock, Property,
Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of Stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

          (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

          (b) any cash paid or payable otherwise than as a cash dividend at a rate which is substantially consistent with past practice (or in the case of an initial dividend, at a rate which is substantially consistent with industry practice), or

          (c) Common Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

          3.3  Reorganization, Reclassification, Consolidation, or Merger.
If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger of sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu

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of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          3.4 Sale or Issuance Below Purchase Price. If the Company shall at any time or from time to time issue or sell any of its Common Stock, Preferred Stock, or any other securities convertible into Common Stock, for a consideration per share less than the Stock Purchase Price in effect immediately prior to the time of such issue or sale, the Stock Purchase Price then in effect and then applicable for any subsequent period or periods shall be adjusted to a price determined by multiplying the Stock Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue or sale plus the number of shares of Common Stock that the aggregate consideration received or to be received on the full exercise or conversion into Common Stock by the Company for such issue or sale would purchase the current Stock Purchase Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issue or sale plus the number of shares of Common Stock (on an as converted basis) issued or to be issued on the full exercise or conversion into Common Stock. For purposes of this Section 3.4, all shares of Common Stock issuable upon the exercise and/or conversion of all outstanding warrants (including this Warrant), options and convertible securities shall be deemed to be outstanding. The foregoing notwithstanding, no adjustment shall be made pursuant to this Section 3.4 on account of a given issue or sale to the extent that the Stock Purchase Price is adjusted pursuant to any other Section of this Warrant.

          3.5 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3.6  Other Notices.  If at any time:

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          (a)  the Company shall declare any cash dividend upon its Common
Stock;

          (b) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

          (c) the Company shall offer for subscription pro-rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

          (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

          (f) the Company shall take or propose to take any other action, notice of which is actually provided to (or is required to be provided, pursuant to any written agreement,) to holders of Common Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown of the books of the Company, (i) at least 10 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividends, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 20 days written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause
(ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

          3.7 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

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     4.  Issue Tax.  The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge of the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant being exercised.

     5. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of this Warrant.

     6. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7.  Registration Rights

          7.1 Certain Definitions. As used in this Section 7, the following terms shall have the following meanings:

               "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               "Holder" shall mean any holder of the Warrant or of Registrable Securities as hereinafter defined.

               The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

               "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable upon exercise of the Warrant and (ii) any Common Stock issued in respect of such securities upon any stock split, stock dividend, recapitalization or similar event.

               "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 7.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursement of counsel for the Company, blue sky fees and expenses,

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and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company and expenses of regular annual and periodic audits, which shall be paid in any event by the Company) and the expenses associated with the Company's obligations under Section 7.4 hereof.

               "Restricted Securities" shall refer collectively to the securities of the Company required to bear the legend set forth in Section
8.2 hereof.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursement of counsel for any Holder.

          7.2  Piggyback Registration Rights.

          (a) If the Company shall determine to register any of its securities either for its own account or the account of any security holder or holders, other than a registration relating solely to employee benefit plans, the Company will:

               (i)  Promptly give to each Holder written notice thereof; and

               (ii) Except as set forth in Section 7.2 (b), include in such registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein), all the Registrable Securities specified in a written request or requests, given by any Holder within 15 days after the written notice from the Company is given.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section
7.2 (a) (i). In such event the right of any Holder to registration pursuant to Section 8.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected or approved for underwriting by the Company. Notwithstanding any other provision of this Section 7.2 (b), if the underwriter determines that the marketing factors require a limitation of the number of securities to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all of the Holder's securities from such registration and underwriting. In such event, the Company shall so advise the Holder and all other holders of securities requesting piggyback registration who are entitled by contract with the Company to have securities included in a registration of the Company's securities (the Other Shareholders") of such limitation, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (1) first,

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all securities which the Company or the holder who has exercised demand registration rights desires to sell shall be included; and (2) next, the number of securities which, in the opinion of the underwriter, can be included in the registration and underwriting on behalf of the Holder and the Other Shareholders, shall be included, allocated pro rata among the Holder and the Other Shareholders, as nearly as practicable, on the basis of the number of securities of the Holder and the Other Shareholders requested to be included therein. If any Holder of Registrable Securities or any officer, director or other security holder requesting registration disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          7.3 Expenses of Registration. All Registration Expenses incurred on behalf of Holders in connection with any registration, qualification or compliance pursuant to this Section 7 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

          7.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 7, the Company will advise each Holder in writing as to the initiation of each registration and as to the completion thereof. The Company will:

          (a) Keep such registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

          (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

          7.5  Indemnification.

          (a) The Company will indemnify each Holder, each of its officers, directors, and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 7, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. The Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or

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omission based upon written information furnished to the Company by such
Holder or underwriter and stated to be specifically for use therein, or (ii) any failure by any such Holder or underwriter or comply with the prospectus delivery requirements of the Securities Act.

          (b) Each Holder and other security holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and other security holder and each of their officers, directors and partners, and each person controlling such Holder or other security holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact necessary to make the statements made therein not misleading. Each Holder and other security holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being affected, reimburse the Company and such Holders, other security holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action. The obligation to indemnify and reimburse assumed under this Section 7.5 (b) shall be limited to an untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or other security holder (as the case may be) and stated to be specifically for use therein; provided, however, that the obligations of such Holders and other security holders hereunder shall be limited to an amount equal to the proceeds to each such Holder or other security holder (as the case may be) of securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 7.5 (the "Indemnified party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnifying Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 7.5 No Indemnified Party, in the defense of any such claim of litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          7.6  Information by Holder.  Each Holder of Registrable
Securities, and each person holding securities included in any registration, shall furnish to the Company such information regarding such Holder or other person as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 7.

          7.7 Limitations on Registration of Issues of Securities. From and after the date of this Warrant, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to register any securities of the Company unless such agreement specifically provides that, in the case of any registration initiated by such holders, the Holders shall have the right to participate in such registration to the extent and in the manner specified in Section 7.2 hereof.

          7.8 Rule 144 Reporting. With a view of making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

          (a) Use its best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all time from and after 90 days following the effective date of the first registration under the Securities Act file by the Company for an offering of its securities of the general public;

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") at any time during which it is subject to such reporting requirements; and

          (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          7.9 Transfer of Registration Rights. The rights to cause the Company to register securities granted by the Company under Section 7.2 may be assigned by any Holder to transferees or assignees of Restricted Securities, who after such assignment or transfer hold at least 10% of such Holder's Restricted Securities; provided, however, that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferees or assignees and identifying the securities with respect to which such registration rights are being assigned; and, provided, further, that the transferees or assignees of such rights assume the obligations of such Holder under this Section 7. The foregoing requirement as to the minimum percentage of shares to be transferred or assigned in connection with any assignment of registration rights shall not apply to an assignment by a Holder to any person or entity which is affiliated with such Holder.

          7.10 Intentionally omitted.

          7.11 Termination of Registration Rights. The right to cause the Company to register securities granted by the Company under Section 7.2 shall terminate with respect to any Holder at such time as all of the Registrable Securities of such Holder can be sold (in a single transaction) in accordance with Rule 144 of the Commission.

     8. Restrictions on Transferability of Securities; Compliance with Securities Act.

          8.1 Restrictions on Transferability. The Warrant and the Common Stock shall not be transferable except upon the conditions specified in this
Section 8, which conditions are intended to insure compliance with the provisions of the Securities Act or, to assist in an orderly distribution. Each Holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferees of the Warrant or Common Stock to agree to take and hold such securities subject to provisions and upon the conditions specified in this Section 9.

          8.2 Restrictive Legend. Each certificate representing (i) this Warrant, (ii) the Common Stock, (iii) any other securities issued in respect of the Common Stock or Common Stock issued upon conversion of the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 8.3 below or unless such securities have been registered under the Securities Act or sold under Rule 144) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          8.3 Restrictions on Transfer. The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer the statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof except pursuant to (i)an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or (iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

     9.  Warrants Transferable.  Subject to the provisions of
Section 8, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and Holder of this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the right represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     10. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, contained in Sections 7, 8, and 9 shall survive the exercise of this Warrant.

     11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.


     12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

     13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assign of the Holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Common Stock) to which the Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

     14. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Connecticut.

     15. Lost Warrants of Stock Certificates. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto daily authorized this 7th day of May, 1997.

                                             HelpMate Robotics Inc.

                                             By:/s/Marc D. Greenberg
                                                -------------------------

                                             Title: Assistant Treasurer
                                                   ----------------------

                                FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To:
   ---------------------------------

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to
purchase thereunder,             (1)       (  ) shares of Common Stock of
                    -------------   ------- --
        and herewith makes payment of                                Dollars
-------                               ------------------------------
($              ) therefore, and requests that the certificates for such shares
  --------------
be issued in the name of, and delivered to,                                ,
                                            ------------------------------
whose address is                                                             .
                 ------------------------------------------------------------


     The undersigned represent that it is acquiring such Common Stock for its own account for investment and not with a view to or sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

     DATED:
           -------------------


                                         ------------------------------
                                         (Signature must conform in all
                                         respects to name of Holder as
                                         specified on the face of the
                                         Warrant)


                                         ------------------------------

                                         ------------------------------

                                                    (Address)


--------------

(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other Stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                        ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned, the Holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below unto:

Name of Assignee                   Address             No. of Shares
















DATED:
      ------------------


                                   ------------------------------
                                   (Signature must conform in all
                                   respects to name of Holder as
                                   specified on the face of the
                                   Warrant)